Exhibit 4.1

NL THIS CERTIFIES THAT IS THE OWNER OF FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF Chief Financial Officer and Secretary Chairman and Chief Executive Officer COMMoN STOCK COMMON STOCK NewLink Genetics Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile signatures of the Corporation’s duly authorized officers. Dated: INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CUSIP 651511 10 7 COUNTERSIGNED AND REGISTERED: MELLON INVESTOR SERVICES LLC TRANSFER AGENT AND REGISTRAR BY AUTHORIZED OFFICER NewLink Genetics Corporation THIS CERTIFICATE IS TRANSFERABLE IN JERSEY CITY, NJ, NEW YORK, NY AND PITTSBURGH, PA SEE REVERSE FOR CERTAIN DEFINITIONS SPECIMEN

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — .... Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors
Act ....
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

____

SPECIMEN

____ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____

____ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ______________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

____

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

ABnote North America 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PROOF OF: FEBRUARY 8, 2011 NEWLINK GENETICS CORPORATION WO 3170 BK
SALES: HOLLY GRONER 931-490-7660	OPERATOR: JB
	NEW

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____OK AS IS ____OK WITH CHANGES ____MAKE CHANGES AND SEND ANOTHER PROOF